www.skyfi.com How Community Banking Drives Revenue Growth Ryan Beck & Co. Financial Institutions Investor Conference December 7, 2006 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial
Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange
Commission. Sky Financial Group undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
This presentation contains financial information adjusted to exclude the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). A reconciliation of these non-
GAAP disclosures can be found within this presentation.

Sky Profile
$17.6 billion in total assets
Nine regions consolidated
under Sky name
Over 330 financial centers
serving communities in OH,
MI, PA, IN and WV
Headquarters located in
Bowling Green, OH
33rd largest publicly-owned
bank holding company in
the U.S.
Includes the completion of the Union Federal and Perpetual Savings acquisitions.

Solid Midwest Franchise
Ohio
• 7
th
largest
• $8.6 billion in
deposits
• 219 offices
Pennsylvania
• 17
th
largest
• $2.6 billion in
deposits
• 67 offices
Indiana
• 10th largest
• $1.8 billion
in deposits
• 43 offices
MI-WV
• $201 million
in deposits
• 8 offices
Source: SNL Financial LC; Includes UFB acquisition

5 Sky Financial Regions

www.skyfi.com Community Banking at Sky

Community Banking
18.1% 20.0%
ROTE
$45.4 $26.2
Net Charge-offs
4.9% $10,612 $11,129
Average Deposits
4.6% $10,706 $11,203
Average Loans
21.7% $125.4 $152.6
Net Income
3.2% $250.3 $258.3
Non Interest Expense
(42.5%) $45.4 $26.1
Provision
6.0% $484.9 $514.1
Total Revenue
% of
Change
Sept. ‘05
YTD
Sept. ‘06
YTD
Financial Summary
$ in millions

8 Community Banking Loan Mix Residential Mortgage 10% Commercial RE 38% C&I 31% Consumer 21% September 2006 DDA 15% Savings 34% Time 51% Deposit Mix

Community Banking Profile
Nine regions operating under the “Sky” brand
with common centralized functions
Decentralized, empowered and accountable
Majority of lending decisions made within region
Establish pricing for loans and deposits
Hiring and personnel management
Local volunteerism and community leadership
Local boards provide community input
Differentiating Model

Regional Banking Team
Regional President
Credit
Community Development
CFO
Human Resources
Marketing
Commercial & Industrial
Commercial RE
Retail Banking
Small Business Banking
Consumer Mortgage
Wealth Management
Insurance
Trust Services

Regional Banking Profile
23 $721 $799 Western Reserve (WRR)
43
$1,800
$508 Central Indiana (CIR)*
Financial
Centers
3rd qtr, ‘06
Deposits
3rd qtr, ‘06
Loans
Region
38 $1,700 $1,186 Western Pennsylvania (WPA)
34 $1,367 $833 Ohio Valley (OVR)
$1,075
$1,056
$1,375
$1,844
$2,020
27
31
44
34
56
$940
$997
$1,602
$970
$2,130
Pittsburgh (PIT)
Greater Cleveland (GCR)
Ohio Banking (OBR)
Mahoning Valley (MVR)
Mid Am (MAR)
*
Pro forma estimate
$ in Millions

Market Share
Ranked #1 & #2 16 $6.1B 46%
Ranked #3 & #4 12 $3.4B 25%
Other #5 plus 30 $3.9B 29%
Indianapolis MSA $1.8B 7.3%
Pittsburgh MSA $1.8B 3.0%
Cleveland MSA $1.0B 1.5%
Columbus MSA $0.3B 1.0%
By Metro Market Deposits % of Market
Deposit Rankings
By County Counties Deposits % of Sky
Source: SNL Financial LC – 2006 Deposit Market Share Data

13 Community Banking Priorities Organic Growth Growth of Fee-Based Businesses Organizational Synergies Sound Asset Quality Acquisitions Nine Regions ~ One Culture Primary focus is Revenue Growth

A Platform for Organic Growth
High quality client service is our
distinctive strength
Products recommended based on
understanding the needs of our clients
Employees are empowered to make decisions
that help clients meet their needs
Weekly sales meetings
Ranking/tracking performance
Sky Trek - Process

376,061
437,668
462,882
479,136
544,136
Dec '03 Dec '04 Dec '05 Sept '06 Incl. UFB
Community Banking Growth
460,000
525,000
546,000
551,000
606,000
Dec '03 Dec '04 Dec '05 Sept '06 Incl. UFB
Households
# of DDAs
* UFB merger closed in October 2006
*
*

16 Expansion/Retention 54% 37% 36% 35% 48% 49% 11% 15% 15% Dec '01 Dec '05 June '06 Single-service 2-3 Services 4+ Services Sky Trek - Building Relationships

Metro Market Success
60%
39%
35%
36%
50%
52%
5%
11%
12%
Nov '02 Dec '05 June '06
Single-service
2-3 Services
4+ Services
71%
40%
38%
26%
50%
51%
3%
10%
11%
May '03 Dec '05 June '06
Single-service
2-3 Services
4+ Services
Pittsburgh
Cleveland
39%
37%
49%
51%
13%
12%
Dec '05 June '06
Single-service
2-3 Services
4+ Services
Columbus

Fee Income Growth
Community Banking – Change in Fee Mix
$0
$20
$40
$60
$80
$100
$120
$140
$160
2003 2004 2005 2006
YTD
2006
YTD Annualized
Mortgage Banking
Service Charges
Brokerage
Other
(Millions)
16% CAGR excluding mortgage banking
$121
$134
$104
$139
$124

Organizational Synergies
46.7%
48.7%
47.0%
47.9%
2003 2004 2005 YTD 2006
Community Banking Efficiency Ratio*
*Excludes amortization of intangibles. The 2005 and 2006 ratios include the effects of expensing stock options.

Asset Quality
Regional lender authorities up to $4 million
Shared regional loan committees – approvals up to
$6 million
Corporate loan committee approval over $6 million
Centrally-managed credit analysis
76% of loan portfolio collateralized by real estate
Largest 20 credits range from $20 to $40 million
Disciplined Lending Practices

21 Asset Quality 0.40% 0.37% 0.31% 0.57% 2003 2004 2005 Sept YTD '06 * Community Banking – Net Charge-Offs as a % Of Average Loans * September YTD annualized

Acquisitions
Institution Close Date Total Return*
Perpetual Saving Bank November 15, 2006 NA
Union Federal Bank October 17, 2006 NA
Falls Bank November 29, 2005 -1.42%
Belmont Bancorp June 1, 2005 0.39%
Prospect Bancshares November 30, 2004 11.69%
Second Bancorp July 1, 2004 12.04%
GLB Bancorp October 19, 2003 30.32%
Metropolitan Financial Corp. April 30, 2003 56.29%
Three Rivers Bancorp October 1, 2002 29.64%
* December 31, 2005 - Total return to acquired shareholders since merger announcement.
Enhancement of financial services product lines – primarily
insurance brokerage: Eleven acquisitions since 1999
Bank expansion of geography into contiguous markets
A Successful Strategy

Acquisitions
Indianapolis MSA – one of
the top markets in Midwest
12th
largest city in U.S.
42 offices and $1.8 billion
in deposits to form Sky’s
ninth region
Significant organic growth
opportunity for Sky’s
community relationship
model
Immediately accretive to
core operating results
Union Federal Bank - A Ninth Region for Sky

Acquisitions
Ranked 4th in branch locations and deposit market share in the MSA
Top three largest competitors have more than 50% of the market share
Source: SNL Financial LC – 2006 Deposit Market Share Data. It has been modified to reflect only pro forma deposits acquired in this transaction.
100 24,717,046 599 Totals
2.12 525,217 14 Thrift Lincoln Bancorp (IN) 10
2.50 616,925 19 Bank Huntington Bancshares Inc. (OH) 9
3.12 772,092 9 Bank Natl Bk of Indianapolis Corp. (IN) 8
3.60 889,890 28 Bank Regions Financial Corp. (AL) 7
3.70 915,267 24 Bank KeyCorp (OH) 6
6.11 1,509,175 29 Bank First Indiana Corp. (IN) 5
7.29 1,806,646 42 Bank Sky Financial Group (OH) 4
9.63 2,380,198 50 Bank Fifth Third Bancorp (OH) 3
18.64 4,607,757 74 Bank National City Corp. (OH) 2
23.32 5,764,914 73 Bank JPMorgan Chase & Co. (NY) 1
Mkt Share (%) Deposits (000s) Branches Inst. Type Institution Rank
June '06
Indianapolis, IN MSA
Union Federal Bank - A Ninth Region for Sky

Acquisitions
Completed November 15, 2006
Added $75 million in assets to
Ohio Valley Region
Enhances strong market position
in Columbiana county
Considerable integration
opportunities
Perpetual Savings Bank

www.skyfi.com Focus on Revenue Growth

Revenue Growth
Expand commercial banking team
Improve small business execution
Intensify DDA acquisition program
Consumer lending
Improve fee revenue
Expand product offering
Delivery channel expansion
Client experience
Building on a Strong Base

Revenue Growth
Markets under-penetrated
– Cleveland, Pittsburgh, Columbus,
Indianapolis
– Detroit, Akron/Canton, Dayton, Erie
Talent acquisition
Improve mix of C&I/CRE
Relationship focused
Commercial Banking

Revenue Growth
443,000 targets in footprint
Sky currently has over
50,000 small business
clients
Centralized underwriting
up to $500k, robust SBA
program
Small business delivery
– 330 branches, 40+ small biz officers
Small Business

30 Revenue Growth Intensified Focus in mid-2006 $10.5 $11.1 $12.5 $14.2 $15.9 Jun '06 Jul '06 Aug '06 Sept '06 Oct '06 Small Business Monthly Production Small Business

Revenue Growth
Expand DDA acquisition
efforts
Organic HH growth
exceeds market HH growth
Mass market opportunity
Improve penetration,
increase account fee and
interchange income …better utilize fixed cost
delivery system
New Households (HH)

Revenue Growth
Less mature metro markets achieved
growth
Mature markets, strong first mortgage
history, more difficult
Expand product offering/channel delivery
Maintain pricing discipline/improve risk
based pricing techniques
Consumer Lending

33 Revenue Growth Revenue growth target - 15-20% Execution matters Expand investment representative team Improve quality of licensed bankers Focus on private banking opportunities Investments

Revenue Growth
Treasury management fee growth target - 15%
Improve insurance product cross-sell
Focus on small business debit card
Expand consumer debit card
penetration/activation
Additional interchange income opportunities
Re-launch payment protection
Fee Income

Revenue Growth
Premier Plus
Expand fixed rate small business and
consumer loan offerings
Remote capture capability
Account Analysis – bundled pricing
Commercial leasing
Eurodollar sweep
Expand Product Offering

36 Revenue Growth Ten new locations in 2006 8-10 new locations in 2007 Funded by financial center consolidations Online banking improvements Call center service enhancements Delivery Channel

Revenue Growth
Consumer and small business client
satisfaction pilot
– Problem resolution
– Online banking
SkyLink
– Improve sales experience
– Reduce transaction wait time / error rate
Financial center client satisfaction
measurement
Client Experience

Strong Performance Outlook
Driven by:
Ever improving market mix
Focused execution
Solid core growth with a focus on DDA
Accelerating fee opportunities
Net charge-offs well controlled
Disciplined expense control

www.skyfi.com How Community Banking Drives Revenue Growth Ryan Beck & Co. Financial Institutions Investor Conference December 7, 2006